SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  July 17, 2006

Securitized Asset Backed Receivables LLC

(as depositor under the Securitized Asset Backed Receivables LLC Trust 2006-CB5 Pooling and Servicing Agreement, dated as of June 1, 2006, relating to the Securitized Asset Backed Receivables LLC Trust 2006-CB5 Mortgage Pass Through Certificates, Series 2006-CB5)

(Exact name of registrant as specified in its charter)
Delaware	333-130543-03	37-1472598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 412-4000

                                       Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Securitized Asset Backed Receivables LLC Trust 2006-CB5 Mortgage Pass-Through Certificates, Series 2006-CB5. On June 30, 2006, Securitized Asset Backed Receivables LLC (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as seller and U.S. Bank National Association, as trustee, of Securitized Asset Backed Receivables LLC Trust 2006-CB5 Mortgage Pass-Through Certificates, Series 2006-CB5 (the "Certificates"), issued in ten classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, with an aggregate scheduled principal balance as of June 30, 2006 of $549,349,999.56, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of June 27, 2006, by and among the Company and the Underwriter.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

      Description

4.1

Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as seller and U.S. Bank National Association, as trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between the Company, as purchaser and Credit-Based Asset Servicing and Securitization LLC, as seller.

99.2

Swap Confirmation, dated as of June 30, 2006, between Barclays Bank PLC and Credit-Based Asset Servicing and Securitization LLC.

99.3

Rate Cap Confirmation, dated as of June 30, 2006, between Barclays Bank PLC and U.S. Bank National Association not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Securitized Asset Backed Receivable LLC Trust 2006-CB5, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB5.

99.4

Novation Agreement, dated as of June 30, 2006, among Barclays Bank PLC, Credit-Based Asset Servicing and Securitization LLC and U.S. Bank National Association, not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Securitized Asset Backed Receivable LLC Trust 2006-CB5, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB5.

99.5

ISDA Master Agreement, dated as of June 30, 2006 between Barclays Bank PLC and U.S. Bank National Association, not in its individual capacity but solely as trustee on behalf of the supplemental interest trust with respect to Securitized Asset Backed Receivable LLC trust 2006-CB5 C-Bass Mortgage Loan Asset-Backed Certificates, Series 2006-CB5.

99.6

Schedule to the Master Agreement, dated as of June 30, 2006 between Barclays Bank PLC and U.S. Bank National Association, not in its individual capacity but solely as trustee on behalf of the supplemental interest trust with respect to Securitized Asset Backed Receivable LLC trust 2006-CB5 C-Bass Mortgage Loan Asset-Backed Certificates, Series 2006-CB5.

99.7

Credit Support Annex, dated as of June 30, 2006 between Barclays Bank PLC and U.S. Bank National Association, not in its individual capacity but solely as trustee on behalf of the supplemental interest trust with respect to Securitized Asset Backed Receivable LLC trust 2006-CB5 C-Bass Mortgage Loan Asset-Backed Certificates, Series 2006-CB5.

1.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITIZED ASSET BACKED RECEIVABLES LLC

By:/s/ Paul Menefee

    Name:  Paul Menefee

    Title:  Director

Dated:  July 17, 2006

Exhibit Index

4.1

Pooling and Servicing Agreement, dated as of June 1, 2006, by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as seller and U.S. Bank National Association, as trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of June 1, 2006, between the Company, as purchaser and Credit-Based Asset Servicing and Securitization LLC, as seller.

99.2

Swap Confirmation, dated as of June 30, 2006, between Barclays Bank PLC and Credit-Based Asset Servicing and Securitization LLC.

99.3

Rate Cap Confirmation, dated as of June 30, 2006, between Barclays Bank PLC and U.S. Bank National Association not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Securitized Asset Backed Receivable LLC Trust 2006-CB5, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB5.

99.4

Novation Agreement, dated as of June 30, 2006, among Barclays Bank PLC, Credit-Based Asset Servicing and Securitization LLC and U.S. Bank National Association, not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust with respect to Securitized Asset Backed Receivable LLC Trust 2006-CB5, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB5.

99.5

ISDA Master Agreement, dated as of June 30, 2006 between Barclays Bank PLC and U.S. Bank National Association, not in its individual capacity but solely as trustee on behalf of the supplemental interest trust with respect to Securitized Asset Backed Receivable LLC trust 2006-CB5 C-Bass Mortgage Loan Asset-Backed Certificates, Series 2006-CB5.

99.6

Schedule to the Master Agreement, dated as of June 30, 2006 between Barclays Bank PLC and U.S. Bank National Association, not in its individual capacity but solely as trustee on behalf of the supplemental interest trust with respect to Securitized Asset Backed Receivable LLC trust 2006-CB5 C-Bass Mortgage Loan Asset-Backed Certificates, Series 2006-CB5.

99.7

Credit Support Annex, dated as of June 30, 2006 between Barclays Bank PLC and U.S. Bank National Association, not in its individual capacity but solely as trustee on behalf of the supplemental interest trust with respect to Securitized Asset Backed Receivable LLC trust 2006-CB5 C-Bass Mortgage Loan Asset-Backed Certificates, Series 2006-CB5.